MainStreetBancshares, Inc.



2024 year-end & quarterly earnings

January 27, 2025

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.



Thriving DC metro market

Major universities

- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub

- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500

- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Other notable

- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLS, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Strategic balance sheet growth


May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$803
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,228
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
(Assets $ millions)


$2.2B
Total Assets
Q42024
6
Branches

20+ years of banking Innovation

- **Bank established:** May 26th 2004
- **Headquarters:** Fairfax, VA
- **Number of branches:** 6
- **Full-time employees:** 204
- **Assets per employee:** $10.9m
- **Holding company established:** Sept. 18th, 2016


Nasdaq

Share performance

Nasdaq capital market:	MNSB
Close common stock price	$18.10
Price / tangible book value	76%
Common shares outstanding	7,603,765
Market capitalization	$138 million
Tangible book value	$23.77

Nasdaq capital market:	MNSBP
Close preferred stock price	$24.18

Intangible asset impairment

ASC 350-40-35

The Avenu Software-as-a-Service platform was placed into service on October 1, 2024.

Year-end 2024 was the first time management could conduct an impairment assessment for the capitalized intangible assets.

Using the income approach, management and the Board determined that the delays in bringing Avenu to market and subsequent changes in the potential for revenue generation necessitated full impairment and the resulting charge to earnings.

We remain committed to providing innovative embedded banking services that meet our customers where they do business and that allow developers to focus on providing leading-edge digital financial solutions.

2024 financial results

		2024	4Q24	3Q24	2Q24	1Q24
Profitability	EPS	($1.60)	($2.20)	($0.04)	$0.27	$0.36
	ROAA[2]	(0.47%)	(2.80%)	0.05%	0.50%	0.65%
	ROAE[2]	(4.44%)	(28.19%)	0.47%	4.70%	5.97%
	ROATCE[2]	(6.15%)	(33.09%)	(0.60%)	4.64%	6.17%
	Net interest margin[1,2,3]	3.13%	2.96%	3.05%	3.20%	3.29%
Balance Sheet	Net loans ($000)	$1,810,556	$1,810,556	$1,775,558	$1,778,840	$1,727,110
	Total deposits ($000)	$1,907,794	$1,907,794	$1,893,669	$1,755,363	$1,732,735
	Total assets ($000)	$2,228,098	2,228,098	$2,224,599	$2,093,746	$2,070,015
	ACL / gross loans[4]	1.06%	1.06%	1.02%	0.95%	0.95%
	NCOs / avg loans	0.25%	0.46%	0.42%	0.08%	0.03%
	Total equity/tangible assets[3]	9.33%	9.33%	10.25%	10.82%	10.86%

[1] tax-equivalent yield
[2] annualized
[3] non-GAAP
[4] ACL on Loans excludes unfunded commitments

Impact of nonrecurring adjustments
on 2024 performance

Nonrecurring adjustments

	2024 actual	Credit issues	Capital impairment	2024 without adjustments
EPS	($1.60)	$0.67	$2.14	$1.21
ROAA	(0.47%)	0.24%	0.76%	0.53%
ROAE	(4.44%)	2.24%	7.24%	5.04%
NIM [1,2]	3.13%	3.21%	-	3.21%

[1] tax-equivalent yield
[2] annualized

Tangible book value
per common share

Pre-impairment $23.29

Post-impairment $23.77

	($000's)
Tangible common equity pre-impairment	$177,091
Impairment tax benefit to capital	$3,637
Tangible common equity post-impairment	$180,728

Common shares outstanding 7,603,765

Good liquidity management

Quarterly liquidity monitoring results

Metric	4Q24	3Q24	2Q24	1Q24
Liquidity coverage ratio (LCR)[1]	164%	217%	122%	125%
Core deposit ratio [2]	76%	78%	78%	76%
Loan / Deposit Ratio	96%	95%	102%	101%
FDIC insured / total deposits [3]	77%	77%	78%	78%
		(millions)		
High quality liquid assets [4]	$278	$311	$167	$189
Secured line available balance	$545	$521	$517	$507
Unsecured line of credit	$144	$144	$129	$129
Total available funding sources	$689	$665	$646	$636

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio [3] Bank level metric
[4] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Deposit structure is consistent

Our Business Banking team continues to build new relationships and gain market share



35%
33%
40%
41%
42%
41%
44%
43%
26%
38%
36%
21%
20%
18%
18%
17%
39%
29%
24%
38%
38%
41%
38%
40%
2020
2021
2022
2023
1Q24
2Q24
3Q24
4Q24
Interest-bearing DDAs
Non-interest bearing DDAs
Time

Deposit costs are challenging

3.13%

Cumulative net interest margin through December 31, 2024

Quarterly net interest margin [1]


4.75%
4.25%
3.75%
3.25%
2.75%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Margin

[1] Tax-equivalent yield

Core deposit growth for the year is meaningful

Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
Non-interest-bearing DDA	$324	23%		
Low-cost transactional [1]	$52	4%	0.22%	
Interest bearing	$611	42%	3.91%	
Term	$452	31%	4.57%	8 mos
Total core deposits	$1,439	100%	3.09%	
Money market deposits	$100	21%	4.50%	
Term with call option [2]	$122	26%	5.12%	30 mos
Term	$246	53%	4.59%	8 mos
Total non-core deposits	$468	100.0%	4.71%	

[1] Interest bearing deposits with rates at or below 1% [2] callable at Bank's discretion

First quarter 2025 projections

83 bp

Monthly run rate for Q1 2025

We estimate that the first quarter 2025 run rate based upon normalized year-end 2024 operating expenses will be 83 basis points per month

Loan rate structure positioned for stable or falling rates

61%
Rate resets beyond 6 months[1]

39%
Rate resets within 6 months[2]

→ **55%** with a weighted average floor rate of **6.34%**

December 31, 2024 – Total Loans of $1.8B

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end
[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

Good loan metrics

The average new loan size is indicative of well-distributed credit risk management process



Average New Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
2017
2018
2019
2020
2021
2022
2023
2024

[1] Average loan size excludes consumer loans

91%

of construction loans have a payment or interest reserve held at the bank.

Diversified loan portfolio



$1.8B
Residential Real Estate 11%
Construction 21%
C&I 6%
Multi-Family 13%
Owner-Occupied CRE 19%
Non-Owner Occupied CRE 30%

CRE concentration is well managed with low exposure to office space.

Investor CRE as a % of total capital


372%
364%
373%
373%
365%
367%
360%
394%
141%
140%
139%
138%
130%
130%
118%
132%
231%
224%
234%
235%
235%
237%
242%
262%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Investor CRE
Construction

Current balance of office portfolio

$13M

Only $13 million loans for pure office space

Earning asset stress-test shows continued strong capital ratios post stress loss estimates.

Pre-stress and post-stress capital ratios


15.5%
15.8%
15.4%
15.8%
16.1%
15.9%
16.0%
14.6%
13.4%
14.0%
14.6%
14.9%
14.9%
13.6%
13.7%
12.5%
7.0%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Stress Loss Estimates ($000)							
$29,350	$32,539	$35,661	$31,840	38,667	$42,476	$42,476	$45,104

Pre stress CET1 / RBC — Post stress CET1 / RBC — Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Aggressively resolving nonperforming loans

62%

Reduction in non-performing loans during 2024

Nonperforming loans during 2024 ($millions)	$57.3	% of total
Resolved loans:	-$29.5	51%
Write down for resolved loans:	-$3.3	6%
Write down for remaining loans:	-$1.2	2%
Normal paydowns:	-$1.6	3%
December 31, 2024:	**$21.7**	**38%**

10% haircut on resolved loans

Classified & Past Due Loans trending favorably

Quarterly change in credit metrics



Classified Loans / Total Gross Loans
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.20%
1.85%
4.32%
2.95%
Q1 2024
Q2 2024
Q3 2024
Q4 2024



Nonaccrual loans / total gross loans
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.53%
1.15%
1.57%
1.18%
Q1 2024
Q2 2024
Q3 2024
Q4 2024

Positive trend in past due loans



Loans 30+ days past due / Total gross loans
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.22%
0.81%
0.61%
0.00%
Q1 2024
Q2 2024
Q3 2024
Q4 2024

Past due loan trends are a good leading indicator of future performance

The allowance for credit losses is directionally consistent with recent performance


Allowance for credit losses on loans / gross loans
1.16
1.06
0.85
0.88
early covid adj.
2016 2017 2018 2019 2020 2021 2022 2023 2024

We anticipate this trend will normalize in 2025

Expect to see improvements in trend of classified and nonaccrual loans

Classified loans

millions	Probable outcome
$24.1	Multi-Family project near completion. Paid as agreed. High probability of successful outcome
$7.9	Properties are leased and paid as agreed. High probability of successful outcome.
$0.4	Fully secured by marketable securities. Upgrade likely.

Nonaccrual loans

millions	Probable outcome
$11.2	Property in process of orderly liquidation. Bank expects full repayment.
$4.0	Pursuing liquidity event and terming out balances.
$5.0	Properties in process of liquidation.
$1.5	In process of liquidation. Full repayment expected.

DC launches "Offices to Anything" conversion tax incentive [1]

By Ben Peters – Staff Reporter, Washington Business Journal
January 14, 2025

"D.C. Mayor Muriel Bowser opened up the application window for a new program aimed at revitalizing obsolete offices in or near downtown, offering developers a 15-year property tax freeze to convert their properties largely to non-residential uses."

[1] Peters, Ben, Staff Reporter, *DC launches "Offices to Anything conversion tax incentive*, January 14, 2025, Washington Business Journal

Balanced 5-year loan growth


12% CAGR Loan Growth [1]
$1,042,146
$1,249,435
$1,358,935
$1,599,592
$1,727,091
$1,834,988
2019
2020
2021
2022
2023
2024
Net Loans ($000)

1. Compound Annual Growth Rate between 2019 & 2024

Avenu & Venu balance sheet

Assets & liabilities December 31, 2024	($000's)
Computer software (capitalized)	$0
Other assets	$62
Total assets	**$62**
Non interest-bearing deposits	$27,617
Low interest deposits	$13,318
Total deposits	**$40,935**

Avenu & Venu income statement

Income statement December 31, 2024	
	($000's)
Service charge income	$698
Deposit income[1]	$1,463
Total income	**$2,161**
Employee compensation	$2,268
Compliance expense	$153
Other expense	$3,391
Total expenses	**$5,812**
Net income before taxes	**($3,651)**

[1] Determined by using the weighted average effective fed funds Rate for 2024 and average NIBs for 2024 YTD. Includes interest rate spread on any IB deposits and effective fed funds YTD.

Five Fintechs under contract

Avenu pipeline

Phase	Fintechs	Contract signed
General release	Paysii	Yes
Beta	Venu	Yes
Alpha	1	Yes
Sandbox	2	Yes
Negotiating contract	2	No
Waiting for licenses [1]	1	No
Pipeline	7	No

[1] We've approved the Fintech to go forward on our solution. They are waiting for their California money transmission license before proceeding.

An overview of Venu

Cannabis payments

Venu, a cashless payment solution

Venu is an end-to-end payment solution delivered on MainStreet Bank's secure private network. The Venu app allows users to open and fund directly from their bank account. Payments are simple, fast and secure via a uniquely generated QR code.

QR code generated | **Accept payment** | **Transaction complete**

The Venu virtual retail terminal is standalone or can be integrated in the retailer's point of sale solution. Venu provides a robust merchant management information system and reporting solution.

Cannabis market

"As part of the annual forecast refresh process, the firm examined industry trends, the effectiveness and pace of state ramps, the level of influence of the illicit market on a state, previous cannabis revenues in the state, as well as regulatory and legislative policy. It also looks for potential changes in the legal states or transitions from medical to adult-use regulatory structures. The annual refresh is a comprehensive process.

Based on the 2024 forecast, the U.S. legal cannabis sales forecast for future years are as follows:

- 2024: $31.4 billion
- 2025: $35.2 billion
- 2030: $67.2 billion
- 2035: $87.0 billion

The forecast does not incorporate any changes to the scheduling of cannabis by the federal government. "

Whitney, Beau, Chief Economist, *Whitney Economics U.S. Legal Cannabis Forecast – 2024 – 2035*, March 20, 2024, https://whitneyeconomics.com/blog/whitney-economics-us-legal-cannabis-forecast---2024---2035

Cannabis retail sales

12,452 active licenses in the U.S. (Cannabiz media January 23, 2025)

State	2024 Sales Per Store	Stores
Rhode Island	$16.8 Million	7
Maryland	$11.8 Million	96
Pennsylvania	$9.2 Million	184
Illinois	$8.7 Million	231
Nevada	$8.5 Million	101
Arizona	$8.0 Million	161
Ohio	$7.7 Million	130
Missouri	$6.9 Million	208
Connecticut	$5.7 Million	51
New Jersey	$5.4 Million	177
Massachusetts	$4.8 Million	378
Michigan	$4.0 Million	827
California	$3.9 Million	1,206
New York	$3.8 Million	210
Washington	$2.6 Million	457
Maine	$2.2 Million	225
Vermont	$1.6 Million	83
Colorado	$1.6 Million	903
Oregon	$1.2 Million	795
New Mexico	$880,000	675
Montana	$715,000	453

"...the 10 states that launched adult-use sales since the beginning of 2022 are still developing markets:

Connecticut, Maryland, Missouri, Montana, New Jersey, New Mexico, New York, Ohio, Rhode Island and Vermont." [1]

The weighted average 2024 sales per store is $3,511,325

[1] Lange, Tony, *21 States With the Highest, Lowest Cannabis Sales Per Dispensary*, October 11, 2024, https://www.cannabisbusinesstimes.com/top-stories/news/15705677/21-states-with-the-highest-lowest-cannabis-sales-per-dispensary

The Venu opportunity

Venu market penetration is key to creating revenue and shareholder value

Total addressable market

- 12,452 active licenses
- Over $1 billion in monthly sales

Interchange fee income

Number of merchants	Average monthly balance processed [1]	Trans-action fee	Annual fee income
100	$100,000	2.0%	$2.4 million
250	$100,000	2.0%	$6 million
500	$150,000	2.0%	$18 million
2,500	$150,000	2.0%	$90 million

[1] Assumes 1/3 of weighted average volume from slide 32

Consumer App deposit balances

Number of merchants	Consumers per merchant	Average balance	Total
100	1,250	$40	$5 million
250	1,250	$40	$12.5 million
500	1,250	$40	$25 million
2,500	1,250	$40	$125 million

Venu sales channels

1. Internal sales
2. Independent sales organizations (ISO's)
3. Direct to financial institutions
4. Associations (banking and cannabis)



Process payments quickly, and hassle free.
Processing transactions is simple through our merchant dashboard. Generating a unique QR code and scaning for purchases is effortless.
Scan Barcode
Transaction Outcome
TRANSACTION APPROVED

Venu is quick and hassle free

The cannabis market lacks an easy digital payment solution.

Venu is Bank owned and controlled from front to back

Looking forward

2025 Avenu & Venu projections	Income & fees (million)
Average deposits for 2025 of $135 million	$5.1
Avenu fees	$3.9
Venu fees	$2.4
TOTAL	**$11.4**

[1] Assumes a 3.75% effective fed funds rate for transfer pricing

Financial Highlights

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2020	2021	2022	2023	2024	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
Interest Income	62,072	64,199	83,845	124,421	134,615	33,180	32,469	33,436	33,591	35,119
Interest Expense	16,095	10,663	13,836	47,679	72,041	15,869	16,844	17,871	18,248	19,078
Net Interest Income	45,977	53,536	70,010	76,742	62,574	17,311	15,625	15,565	15,343	16,041
Noninterest Income	7,493	6,110	4,834	3,340	3,252	759	796	764	886	807
Realized Gains on Securities	0	6	4	0	-48	0	0	-48	0	0
Total Revenue	53,470	59,645	74,843	80,082	65,826	18,070	16,421	16,329	16,229	16,848
Noninterest Expense	30,300	32,865	39,057	45,616	72,967	11,338	12,481	12,835	13,219	34,431
Pre-Tax Pre-Provision Income (Non-GAAP)	23,170	26,782	35,787	34,466	-7,141	6,732	3,940	3,494	3,010	-17,583
Provision for (recovery of) Credit Losses	3,610	-1,175	2,398	1,642	6,763	466	-195	638	2,913	3,407
Net Income before Taxes	19,560	27,956	33,389	32,824	-13,904	6,266	4,135	2,856	97	-20,990
Provision for Taxes	3,843	5,785	6,714	6,239	-3,924	1,120	830	238	-168	-4,823
Net Income (GAAP)	15,717	22,171	26,674	26,585	-9,980	5,146	3,305	2,618	265	-16,167
Less: Realized Gains (Losses)	0	6	4	0	-48	0	0	-48	0	0
Plus: Nonrecurring Expenses	0	0	0	0	21,041	0	0	0	594	20,447
Total Core Adjustments Pre-Tax	0	0	0	0	21,089	0	0	48	0	20,447
Total Core Adjustments Post-Tax	0	4	3	0	16,278	0	0	38	469	15,814
Core Net Income (Non-GAAP)	15,717	22,167	26,671	26,585	6,298	5,146	3,305	2,656	734	-353
Average Assets	1,498,188	1,685,140	1,744,029	1,931,805	2,136,586	1,998,196	2,037,469	2,090,525	2,126,128	2,290,644
Average Equity	149,160	179,123	190,839	209,921	224,631	216,669	222,100	223,194	225,645	227,542
Average Tangible Common Equity	141,189	151,327	158,273	170,662	180,381	175,478	179,760	179,545	180,645	181,551

Financial Highlights Cont.

	Year-End Financials					Quarter-End Financials				
In $000 unless otherwise noted	**2020**	**2021**	**2022**	**2023**	**2024**	**Q4'23**	**Q1'24**	**Q2'24**	**Q3'24**	**Q4'24**
Performance Metrics (%)										
ROAA	1.05	1.32	1.53	1.38	-0.47	1.02	0.65	0.50	0.05	-2.80
ROAE	10.54	12.38	13.98	12.67	-4.44	9.42	5.97	4.70	0.47	-28.19
ROATCE to Common Shareholders	10.68	13.23	15.49	14.31	-6.73	10.42	6.17	4.64	-0.60	-36.51
Core ROAA (Non-GAAP)	1.05	1.32	1.53	1.38	0.29	1.02	0.65	0.50	0.14	-0.06
Core ROAE (Non-GAAP)	10.54	12.38	13.98	12.66	2.80	9.42	5.97	4.77	1.29	-0.62
Core ROATCE to Common Shareholders (Non-GAAP)	10.68	13.23	15.49	14.31	2.30	10.42	6.17	4.73	0.43	-1.95
Net Interest Margin (%)	3.22	3.34	4.19	4.13	3.10	3.56	3.27	3.19	3.04	2.94
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.23	3.35	4.20	4.15	3.13	3.58	3.29	3.20	3.05	2.96
Common Equity	140,402	161,525	171,019	194,254	180,728	194,254	195,859	197,452	198,788	180,728
Less: Total Intangible Assets	0	2,493	9,149	14,657	-	14,657	15,691	17,205	18,881	-
Tangible Common Equity (Non-GAAP)	140,402	159,032	161,870	179,597	180,728	179,597	180,168	180,247	179,907	180,728
Total Assets	1,643,165	1,647,402	1,925,751	2,035,432	2,228,098	2,035,432	2,070,015	2,093,746	2,224,599	2,228,098
Less: Total Intangible Assets	0	2,493	9,149	14,657	-	14,657	15,691	17,205	18,881	-
Tangible Assets (Non-GAAP)	1,643,165	1,644,909	1,916,602	2,020,775	2,228,098	2,020,775	2,054,324	2,076,541	2,205,718	2,228,098
Total Equity / Tangible Assets (%) (Non-GAAP)	10.20	11.48	10.35	10.96	9.33	10.96	10.86	10.82	10.25	9.33
Common Shares Outstanding (actual)	7,443,842	7,595,781	7,442,743	7,527,415	7,603,765	7,527,415	7,614,090	7,598,529	7,602,783	7,603,765
Tangible Book Value per Common Share ($) (Non-GAAP)	18.86	20.94	21.75	23.86	23.77	23.86	23.66	23.72	23.66	23.77

Definitions

ACL	Allowance for Credit Losses
AOCI	Accumulated Other Comprehensive Income
CET1	Common Equity Tier-1
CET1-RBC	Common Equity Tier-1 Risk-Based Capital
CRE	Commercial Real Estate
EPS	Earnings Per Share
GAAP	Generally Accepted Accounting Principles
"Gray"	Gray payments are outside market bounds
ISO	Independent Sales Organization
LCR	Liquidity Coverage Ratio
LTM	Last-Twelve-Months
$MM	Millions of Dollars
NCOs	Net Charge-Offs
ROAA	Return on Average Assets
ROAE	Return on Average Equity
ROATCE	Return on Average Tangible Common Equity
TBV	Tangible Book Value
YTD	Year-to-Date
($000)	Thousands of Dollars